ForeInvestors Choice Variable Annuity

Supplement Dated July 18, 2025 to your

Prospectus dated May 1, 2025

Invesco Oppenheimer V.I. International Growth Fund

On June 23, 2025, notice was provided that the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) approved a name change for the Invesco Oppenheimer V.I. International Growth Fund. The name change will take effect on or about August 22, 2025.

Fund Name Prior to August 22, 2025	Fund Name On or After August 22, 2025

Invesco Oppenheimer V.I. International Growth Fund	Invesco V.I. International Growth Fund

Effective on or about August 22, 2025, all references to Invesco Oppenheimer V.I. International Growth Fund are replaced with Invesco V.I. International Growth Fund.

This Supplement Should Be Retained For Future Reference.

FIC-071825-NC